UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) May 24, 2018 (May 22, 2018)

CHUGACH ELECTRIC ASSOCIATION, INC.

(Exact name of registrant as specified in its charter)

Alaska	33-42125	92-0014224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 Electron Drive, Anchorage, AK	99518
(Address of Principal’s Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (907) 563-7494

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in [sic] Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)  Chugach Electric Association’s annual membership meeting was held on May 22, 2018. One board member was re-elected and one appointed board member was elected. Total number of members of record was 68,822. Out of 6,789 ballots cast, current board members Rachel Morse received 4,167 votes and Jim Henderson received 2,633 votes and were elected to four-year terms, which will expire in May 2022.

None of the directors were elected pursuant to any arrangement or understanding with any other parties.

There are no material plans, contracts or arrangements to which any director is a party in connection with the election nor was there any grant or award to any director in connection with the election.

On May 23, 2018, Directors Bettina Chastain, Susan Reeves, Rachel Morse and Stuart Parks were elected by the sitting board as Chair, Vice Chair, Treasurer and Secretary, respectively. Additionally, Rachel Morse, Stuart Parks, and Susan Reeves were elected to chair the Audit and Finance Committee, Operations Committee, and Governance Committee, respectively.

None of the directors have family relationships with any current director, director nominee, or executive officer of Chugach, and there were no transactions or proposed transactions, to which Chugach is a party, or intended to be a party, in which any director has or will have a material interest, subject to disclosure under Item 404(a) of Regulation S-K.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

There were two proposed bylaw amendments before the membership at the annual membership meeting on May 22, 2018. The first clarifies the voting eligibility requirements of members and the second reconciles board meeting notification requirements to comply with state law. Both proposals passed.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description
3.2	Bylaws, as amended May 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 2018		CHUGACH ELECTRIC ASSOCIATION, INC.
	By:	/s/ Lee D. Thibert
Lee D. Thibert
Chief Executive Officer